UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2010

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2010, the Compensation Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) approved the annual performance measures and annual incentive opportunities for the fiscal year ending January 29, 2011 for the following Executive Officers, who are expected to be named in our 2010 Proxy Statement (the “Executive Officers”):

James P. Fogarty
Jay Levitt
Eric M. Specter
Brian Woolf

Such incentive opportunities were established under our 2003 Incentive Compensation Plan (the “Incentive Compensation Plan”), which was approved by our shareholders on June 2, 2003 and re-approved by our shareholders on June 26, 2008.  The level of target annual incentive opportunities available to James P. Fogarty, the Company’s Chief Executive Officer and President, is 150% of salary and to the other Executive Officers (excluding Joseph M. Baron who will be retiring in May, 2010) is 50% of salary and are determined upon the achievement of a pre-set consolidated adjusted EBITDA target goal with respect to Messrs. Fogarty and Specter and pre-set divisional adjusted EBITDA and consolidated adjusted EBITDA target goals with respect to Messrs. Levitt and Woolf, which were approved by the Compensation Committee.

The Compensation Committee also approved a minimum level of performance based upon the achievement of a pre-set consolidated adjusted EBITDA goal with respect to Messrs. Fogarty and Specter and pre-set divisional adjusted EBITDA and consolidated adjusted EBITDA goals with respect to Messrs. Levitt and Woolf that would enable the Executive Officers to earn an incentive award equal to 50% of their target opportunity.  The Compensation Committee also approved an above-target performance level based upon the achievement of a pre-set consolidated adjusted EBITDA goal with respect to Messrs. Fogarty and Specter and pre-set divisional adjusted EBITDA and consolidated adjusted EBITDA goals with respect to Messrs. Levitt and Woolf that would enable Mr. Fogarty to earn 133% of his target opportunity and the other Executive Officers to earn twice their target opportunity.  A formula for interpolating payments for performance between minimum and target or between target and maximum levels is specified under the Incentive Compensation Plan.  No awards can be paid out under the Incentive Compensation Plan to a participant if the performance goals applicable to such participant do not reach the established minimum performance level.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

10.1	Form of Annual Incentive Plan for Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: April 1, 2010	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Annual Incentive Plan for Executive Officers.